- --------------------------------------------------------------------------------









                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 23, 1999


                             ALTEX INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-9030                 84-0989164
- ----------------------------      ------------     ----------------------------
(State or Other Jurisdiction      (Commission      (IRS Employer Identification
       of Incorporation)          File Number)                  No.)



               POB 1057 Breckenridge CO                     80424-1057
      ----------------------------------------              ----------
      (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code (970) 453-6641






- --------------------------------------------------------------------------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 23, 1999, the Registrant's Board of Directors approved the recommendation of the Audit Committee of the Company's Board of Directors and engaged Higgins, Meritt & Burdick as the Registrant's principal accountant, effectively terminating the Registrant's relationship with KPMG LLP ("KPMG") which had been the Registrant's principal accountant. KPMG's reports on the Registrant's financial statements for the years ended September 30, 1997 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the two fiscal years ended September 30, 1997 and 1998, and the subsequent interim period through September 23, 1999, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused KPMG to make reference in connection with KPMG's opinion to the subject matter of the disagreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       ALTEX INDUSTRIES, INC.


Date: September 30, 1999                               By: /s/ STEVEN H. CARDIN
                                                       ------------------------
                                                               Steven H. Cardin
                                                                      President

                                  EXHIBIT INDEX

16       Letter on change in certifying accountant